Janus Investment Fund

Perkins Mid Cap Value Fund

Supplement dated November 22, 2010
to Currently Effective Prospectuses

Effective at market close on December 31, 2010, Perkins Mid Cap Value Fund (the “Fund”) will no longer accept investments from new individual retail investors purchasing either directly with Janus Capital or through fund supermarket platforms at financial intermediaries. Current individual retail investors purchasing directly with Janus Capital or through fund supermarket platforms at financial intermediaries who are existing shareholders invested in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted. Please contact your financial intermediary (or Janus if you hold shares directly with Janus Capital) for further details.

Accordingly, the following information supplements the “Shareholder’s Guide” (or “Shareholder’s Manual” if you hold Class D Shares) section of the Prospectus:

CLOSED FUND POLICIES — PERKINS MID CAP VALUE FUND
The Fund has limited sales of its shares in certain distribution channels because Janus Capital and the Trustees believe continued sales in these channels may adversely affect the Fund’s ability to achieve its investment objective. Sales have generally been discontinued for new individual retail investors purchasing directly with Janus Capital or through fund supermarket platforms at financial intermediaries. If you are a current Fund shareholder investing directly with Janus Capital or through a fund supermarket platform and close an existing Fund account, you will not be able to make additional investments in the Fund. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

Individual retail investors that have purchased the Fund directly from Janus Capital or through fund supermarket platforms with financial intermediaries are permitted to continue purchasing Fund shares through existing accounts and may reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Further, Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund, and Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund. Requests for new accounts into the Fund for those channels that are closed to new investors will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Please retain this Supplement with your records.